EXHIBIT 1

                     SUPPLEMENTARY OIL & GAS INFORMATION FOR
                     THE FISCAL YEAR ENDED DECEMBER 31, 2008

SUPPLEMENTARY OIL & GAS INFORMATION (unaudited)

This supplementary crude oil and natural gas information is provided in accordance with the United States Financial Accounting Standards Board Statement 69 ("FAS 69"), "Disclosures about Oil and Gas Producing Activities", and where applicable is reconciled to the financial information prepared in accordance with generally accepted accounting principles in the United States ("US GAAP").

NET PROVED CRUDE OIL AND NATURAL GAS RESERVES

The Company retains qualified independent reserves evaluators to evaluate the Company's proved crude oil and natural gas reserves.

o For the year ended December 31, 2008, the reports by Sproule Associates Limited ("Sproule") covered 100% of the Company's conventional reserves.

o For the years ended December 31, 2007, 2006, and 2005 the reports by Sproule and Ryder Scott Company covered 100% of the Company's conventional reserves.

Proved crude oil and natural gas reserves are the estimated quantities of crude oil, natural gas and natural gas liquids ("NGLs") that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed reserves are reserves that can be expected to be recovered from existing wells with existing equipment and operating methods.

Estimates of crude oil and natural gas reserves are subject to uncertainty and will change as additional information regarding producing fields and technology becomes available and as future economic and operating conditions change.

The following table summarizes the Company's proved and proved developed conventional crude oil and natural gas reserves, net of royalties, as at December 31, 2008, 2007, 2006, and 2005:



------------------------------------------------------------------------------
                                      North    North       Offshore
Crude oil and NGLs (mmbbl)          America      Sea    West Africa     Total
------------------------------------------------------------------------------
Net proved reserves
------------------------------------------------------------------------------
Reserves, December 31, 2005             694      290            134     1,118
------------------------------------------------------------------------------
Extensions and discoveries               53        3              -        56
------------------------------------------------------------------------------
Improved recovery                       190       26              -       216
------------------------------------------------------------------------------
Purchases of reserves in place           26        -              -        26
------------------------------------------------------------------------------
Sales of reserves in place                -        -              -         -
------------------------------------------------------------------------------
Production                              (75)     (22)           (13)     (110)
------------------------------------------------------------------------------
Revisions of prior estimates (1)         (1)       2              9        10
------------------------------------------------------------------------------
Reserves, December 31, 2006             887      299            130     1,316
------------------------------------------------------------------------------
Extensions and discoveries               30        -              -        30
------------------------------------------------------------------------------
Improved recovery                        13        6              -        19
------------------------------------------------------------------------------
Purchases of reserves in place            1        -              -         1
------------------------------------------------------------------------------
Sales of reserves in place                -       (3)             -        (3)
------------------------------------------------------------------------------
Production                              (77)     (20)           (10)     (107)
------------------------------------------------------------------------------
Revisions of prior estimates (1)         66       28              8       102
------------------------------------------------------------------------------
Reserves, December 31, 2007             920      310            128     1,358
------------------------------------------------------------------------------
Extensions and discoveries               51        -              -        51
------------------------------------------------------------------------------
Improved recovery                        17        6              4        27
------------------------------------------------------------------------------
Purchases of reserves in place            -        -              -         -
------------------------------------------------------------------------------
Sales of reserves in place                -        -              -         -
------------------------------------------------------------------------------
Production                              (76)     (17)            (8)     (101)
------------------------------------------------------------------------------
Economic revisions due to prices         28      (81)             8       (45)
------------------------------------------------------------------------------
Revisions of prior estimates              8       38             10        56
------------------------------------------------------------------------------
Reserves, December 31, 2008             948      256            142     1,346
------------------------------------------------------------------------------
Net proved developed reserves
------------------------------------------------------------------------------
         December 31, 2005              402      214             80       696
------------------------------------------------------------------------------
         December 31, 2006              420      214             63       697
------------------------------------------------------------------------------
         December 31, 2007              426      240             70       736
------------------------------------------------------------------------------
         December 31, 2008              428       97            107       632
------------------------------------------------------------------------------

(1) Revisions of prior estimates for the years ended December 31, 2007 and 2006 include the impact of economic revisions due to prices.

------------------------------------------------------------------------------
                                      North    North       Offshore
Natural gas  (bcf)                  America      Sea    West Africa     Total
------------------------------------------------------------------------------
Net proved reserves
------------------------------------------------------------------------------
Reserves, December 31, 2005          2,741        29           72       2,842
------------------------------------------------------------------------------
Extensions and discoveries             250         -            -         250
------------------------------------------------------------------------------
Improved recovery                       74         -            -          74
------------------------------------------------------------------------------
Purchases of reserves in place       1,111         -            -       1,111
------------------------------------------------------------------------------
Sales of reserves in place              (1)        -            -          (1)
------------------------------------------------------------------------------
Production                            (433)       (5)          (3)       (441)
------------------------------------------------------------------------------
Revisions of prior estimates (1)       (37)       13          (13)        (37)
------------------------------------------------------------------------------
Reserves, December 31, 2006          3,705        37           56       3,798
------------------------------------------------------------------------------
Extensions and discoveries             134         -            -         134
------------------------------------------------------------------------------
Improved recovery                      132         3            -         135
------------------------------------------------------------------------------
Purchases of reserves in place          12         -            -          12
------------------------------------------------------------------------------
Sales of reserves in place               -         -            -           -
------------------------------------------------------------------------------
Production                            (503)       (5)          (4)       (512)
------------------------------------------------------------------------------
Revisions of prior estimates (1)        41        46           12          99
------------------------------------------------------------------------------
Reserves, December 31, 2007          3,521        81           64       3,666
------------------------------------------------------------------------------
Extensions and discoveries             140         -            -         140
------------------------------------------------------------------------------
Improved recovery                       52        (1)           6          57
------------------------------------------------------------------------------
Purchases of reserves in place          77         -            -          77
------------------------------------------------------------------------------
Sales of reserves in place              (1)        -            -          (1)
------------------------------------------------------------------------------
Production                            (449)       (4)          (4)       (457)
------------------------------------------------------------------------------
Economic revisions due to prices       (19)      (56)           6         (69)
------------------------------------------------------------------------------
Revisions of prior estimates           202        47           22         271
------------------------------------------------------------------------------
Reserves, December 31, 2008          3,523        67           94       3,684
------------------------------------------------------------------------------
Net proved developed reserves
------------------------------------------------------------------------------
         December 31, 2005           2,300        16           10       2,326
------------------------------------------------------------------------------
         December 31, 2006           2,934        17           12       2,963
------------------------------------------------------------------------------
         December 31, 2007           2,731        58           53       2,842
------------------------------------------------------------------------------
         December 31, 2008           2,690        45           89       2,824
------------------------------------------- ----------------------------------

(1) Revisions of prior estimates for the years ended December 31, 2007 and 2006 include the impact of economic revisions due to prices.

CAPITALIZED COSTS RELATED TO CRUDE OIL AND NATURAL GAS ACTIVITIES


---------------------------------------------------------------------------------------------------
                                                                 2008
---------------------------------------------------------------------------------------------------
(millions of Canadian dollars)           North      North        Offshore                    Total
                                       America        Sea     West Africa        Other
---------------------------------------------------------------------------------------------------
Proved properties                    $  34,386  $   4,155   $       2,076   $       14  $   40,631
---------------------------------------------------------------------------------------------------
Unproved properties                      2,271         12             595           26       2,904
---------------------------------------------------------------------------------------------------
                                        36,657      4,167           2,671           40      43,535
---------------------------------------------------------------------------------------------------
Less: accumulated depletion
  and depreciation                     (21,857)    (3,366)           (777)         (14)    (26,014)
---------------------------------------------------------------------------------------------------
Net capitalized costs                $  14,800  $     801   $       1,894   $       26  $   17,521
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                                                 2007
---------------------------------------------------------------------------------------------------
(millions of Canadian dollars)           North      North        Offshore                    Total
                                       America        Sea     West Africa        Other
---------------------------------------------------------------------------------------------------
Proved properties                    $  32,061  $   3,164   $       1,695   $       14  $   36,934
---------------------------------------------------------------------------------------------------
Unproved properties                      2,259         10             138           25       2,432
---------------------------------------------------------------------------------------------------
                                        34,320      3,174           1,833           39      39,366
---------------------------------------------------------------------------------------------------
Less: accumulated depletion
  and depreciation                     (12,213)    (1,446)           (645)         (14)    (14,318)
---------------------------------------------------------------------------------------------------
Net capitalized costs                $  22,107  $   1,728   $       1,188   $       25  $   25,048
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                                                 2006
---------------------------------------------------------------------------------------------------
(millions of Canadian dollars)           North      North        Offshore                    Total
                                       America        Sea     West Africa        Other
---------------------------------------------------------------------------------------------------
Proved properties                    $  29,596  $   3,346   $       1,601   $       14  $   34,557
---------------------------------------------------------------------------------------------------
Unproved properties                      2,244         24              84           24       2,376
---------------------------------------------------------------------------------------------------
                                        31,840      3,370           1,685           38      36,933
---------------------------------------------------------------------------------------------------
Less: accumulated depletion             (9,878)    (1,341)           (481)         (14)    (11,714)
  and depreciation
---------------------------------------------------------------------------------------------------
Net capitalized costs                $  21,962  $   2,029   $       1,204   $       24  $   25,219
---------------------------------------------------------------------------------------------------

COSTS INCURRED IN CRUDE OIL AND NATURAL GAS ACTIVITIES


---------------------------------------------------------------------------------------------------
                                                                 2008
---------------------------------------------------------------------------------------------------
(millions of Canadian dollars)           North      North        Offshore                    Total
                                       America        Sea     West Africa        Other
---------------------------------------------------------------------------------------------------
Property acquisitions
---------------------------------------------------------------------------------------------------
   Proved                            $     299  $      (7)  $          44   $        -  $      336
---------------------------------------------------------------------------------------------------
   Unproved                                 84          1               1            -          86
---------------------------------------------------------------------------------------------------
Exploration                                144          3               -            1         148
---------------------------------------------------------------------------------------------------
Development                              1,810        195             772            -       2,777
---------------------------------------------------------------------------------------------------
Costs incurred                       $   2,337  $     192   $         817   $        1  $    3,347
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                                                 2007
---------------------------------------------------------------------------------------------------
(millions of Canadian dollars)           North      North        Offshore                    Total
                                       America        Sea     West Africa        Other
---------------------------------------------------------------------------------------------------
Property acquisitions
---------------------------------------------------------------------------------------------------
   Proved                            $      55  $     (38)  $           -   $        -  $       17
---------------------------------------------------------------------------------------------------
   Unproved                                 13          1               -            -          14
---------------------------------------------------------------------------------------------------
Exploration                                239         19               -            1         259
---------------------------------------------------------------------------------------------------
Development                              2,173        380             148            -       2,701
---------------------------------------------------------------------------------------------------
Costs incurred                       $   2,480  $     362   $         148   $        1  $    2,991
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                                                 2006
---------------------------------------------------------------------------------------------------
(millions of Canadian dollars)           North      North        Offshore                    Total
                                       America        Sea     West Africa        Other
---------------------------------------------------------------------------------------------------
Property acquisitions
---------------------------------------------------------------------------------------------------
   Proved                            $   5,627  $       -   $           1   $        -  $    5,628
---------------------------------------------------------------------------------------------------
   Unproved                                910          -               -            -         910
---------------------------------------------------------------------------------------------------
Exploration                                238          4               1           11         254
---------------------------------------------------------------------------------------------------
Development                              2,807        628             133            -       3,568
---------------------------------------------------------------------------------------------------
Costs incurred                       $   9,582  $     632   $         135   $       11  $   10,360
---------------------------------------------------------------------------------------------------

RESULTS OF OPERATIONS FROM CRUDE OIL AND NATURAL GAS PRODUCING ACTIVITIES

The Company's results of operations from crude oil and natural gas producing activities for the years ended December 31, 2008, 2007, and 2006 are summarized in the following tables:


------------------------------------------------------------------------------------------------------
                                                                 2008
------------------------------------------------------------------------------------------------------
(millions of Canadian dollars)                          North        North        Offshore       Total
                                                      America          Sea     West Africa
------------------------------------------------------------------------------------------------------
Crude oil and natural gas revenue, net of            $  8,126   $    1,731  $          801   $  10,658
  royalties and blending costs
------------------------------------------------------------------------------------------------------
Production                                             (1,881)        (457)           (102)     (2,440)
------------------------------------------------------------------------------------------------------
Transportation                                           (327)         (10)             (1)       (338)
------------------------------------------------------------------------------------------------------
Depletion, depreciation and amortization (1)           (9,661)      (1,564)           (132)    (11,357)
------------------------------------------------------------------------------------------------------
Asset retirement obligation accretion                     (42)         (27)             (2)        (71)
------------------------------------------------------------------------------------------------------
Petroleum revenue tax                                       -         (143)              -        (143)
------------------------------------------------------------------------------------------------------
Income tax                                              1,128          235            (141)      1,222
------------------------------------------------------------------------------------------------------
Results of operations                                $ (2,657)  $     (235) $          423   $  (2,469)
------------------------------------------------------------------------------------------------------

(1) Includes the impact of a ceiling test impairment at December 31, 2008 of $8,665 million, pre-tax.


------------------------------------------------------------------------------------------------------
                                                                 2007
------------------------------------------------------------------------------------------------------
(millions of Canadian dollars)                          North        North        Offshore       Total
                                                      America          Sea     West Africa
------------------------------------------------------------------------------------------------------
Crude oil and natural gas revenue, net of            $  7,441   $    1,522  $          709   $   9,672
  royalties and blending costs
------------------------------------------------------------------------------------------------------
Production                                             (1,642)        (432)            (94)     (2,168)
------------------------------------------------------------------------------------------------------
Transportation                                           (335)         (16)             (1)       (352)
------------------------------------------------------------------------------------------------------
Depletion, depreciation and amortization               (2,359)        (340)           (165)     (2,864)
------------------------------------------------------------------------------------------------------
Asset retirement obligation accretion                     (38)         (30)             (2)        (70)
------------------------------------------------------------------------------------------------------
Petroleum revenue tax                                       -         (141)              -        (141)
------------------------------------------------------------------------------------------------------
Income tax                                               (997)        (282)           (121)     (1,400)
------------------------------------------------------------------------------------------------------
Results of operations                                $  2,070   $      281  $          326   $   2,677
------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------
                                                                 2006
------------------------------------------------------------------------------------------------------
(millions of Canadian dollars)                          North        North        Offshore       Total
                                                      America          Sea     West Africa
------------------------------------------------------------------------------------------------------
Crude oil and natural gas revenue, net of            $  5,707   $    1,310  $          911   $   7,928
  royalties and blending costs
------------------------------------------------------------------------------------------------------
Production                                             (1,436)        (390)           (106)     (1,932)
------------------------------------------------------------------------------------------------------
Transportation                                           (326)         (15)             (1)       (342)
------------------------------------------------------------------------------------------------------
Depletion, depreciation and amortization               (1,894)        (297)           (189)     (2,380)
------------------------------------------------------------------------------------------------------
Asset retirement obligation accretion                     (35)         (31)             (2)        (68)
------------------------------------------------------------------------------------------------------
Petroleum revenue tax                                       -         (234)              -        (234)
------------------------------------------------------------------------------------------------------
Income tax                                               (706)        (172)           (172)     (1,050)
------------------------------------------------------------------------------------------------------
Results of operations                                $  1,310   $      171  $          441   $   1,922
------------------------------------------------------------------------------------------------------

STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS FROM PROVED CRUDE OIL AND NATURAL GAS RESERVES AND CHANGES THEREIN

The following standardized measure of discounted future net cash flows from proved crude oil and natural gas reserves has been computed using year-end sales prices and costs and year-end statutory income tax rates. A discount factor of 10% has been applied in determining the standardized measure of discounted future net cash flows. The Company does not believe that the standardized measure of discounted future net cash flows will be representative of actual future net cash flows and should not be considered to represent the fair value of the crude oil and natural gas properties. Actual net cash flows will differ from the presented estimated future net cash flows due to several factors including:

o Future production will include production not only from proved properties, but may also include production from probable and possible reserves;

o Future production of crude oil and natural gas from proved properties will differ from reserves estimated; o Future production rates will vary from those estimated; o Future rather than year-end sales prices and costs will apply; o Economic factors such as interest rates, income tax rates, regulatory and fiscal environments and operating conditions will change;

o Future estimated income taxes do not take into account the effects of future exploration expenditures; and o Future development and asset retirement obligations will differ from those estimated.

Future net revenues, development, production and restoration costs have been based upon the estimates referred to above. The following tables summarize the Company's future net cash flows relating to proved crude oil and natural gas reserves based on the standardized measure as prescribed in FAS 69:


-----------------------------------------------------------------------------------------------------------
                                                                           2008
-----------------------------------------------------------------------------------------------------------
(millions of Canadian dollars)                         North         North         Offshore         Total
                                                     America           Sea      West Africa
-----------------------------------------------------------------------------------------------------------
Future cash inflows                              $    51,913   $    13,681  $         6,789   $    72,383
-----------------------------------------------------------------------------------------------------------
Future production costs                              (23,747)       (6,845)          (3,000)      (33,592)
-----------------------------------------------------------------------------------------------------------
Future development and asset retirement
  obligations                                         (9,238)       (4,674)            (364)      (14,276)
-----------------------------------------------------------------------------------------------------------
Future income taxes                                   (3,097)       (2,011)          (1,061)       (6,169)
-----------------------------------------------------------------------------------------------------------
Future net cash flows                                 15,831           151            2,364        18,346
-----------------------------------------------------------------------------------------------------------
10% annual discount for timing of future
   cash flows                                         (6,872)          (76)          (1,011)       (7,959)
-----------------------------------------------------------------------------------------------------------
Standardized measure of future net cash flows    $     8,959   $        75  $         1,353   $    10,387
-----------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
                                                                           2007
-----------------------------------------------------------------------------------------------------------
(millions of Canadian dollars)                         North         North         Offshore         Total
                                                     America           Sea      West Africa
-----------------------------------------------------------------------------------------------------------
Future cash inflows                              $    71,069   $    30,269  $         9,921   $   111,259
-----------------------------------------------------------------------------------------------------------
Future production costs                              (23,729)       (9,316)          (2,419)      (35,464)
-----------------------------------------------------------------------------------------------------------
Future development and asset retirement
  obligations                                         (7,938)       (4,021)            (621)      (12,580)
-----------------------------------------------------------------------------------------------------------
Future income taxes                                   (9,508)      (11,376)          (1,978)      (22,862)
-----------------------------------------------------------------------------------------------------------
Future net cash flows                                 29,894         5,556            4,903        40,353
-----------------------------------------------------------------------------------------------------------
10% annual discount for timing of future
   cash flows                                        (13,952)       (2,176)          (2,505)      (18,633)
-----------------------------------------------------------------------------------------------------------
Standardized measure of future net cash flows    $    15,942   $     3,380  $         2,398   $    21,720
-----------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------
                                                                           2006
-----------------------------------------------------------------------------------------------------------
(millions of Canadian dollars)                         North         North         Offshore         Total
                                                     America           Sea      West Africa
-----------------------------------------------------------------------------------------------------------
Future cash inflows                              $    63,368   $    20,815  $         7,779   $    91,962
-----------------------------------------------------------------------------------------------------------
Future production costs                              (21,634)       (8,077)          (2,517)      (32,228)
-----------------------------------------------------------------------------------------------------------
Future development and asset retirement
  obligations                                         (7,029)       (4,348)            (824)      (12,201)
-----------------------------------------------------------------------------------------------------------
Future income taxes                                   (9,118)       (5,623)          (1,372)      (16,113)
-----------------------------------------------------------------------------------------------------------
Future net cash flows                                 25,587         2,767            3,066        31,420
-----------------------------------------------------------------------------------------------------------
10% annual discount for timing of future
   cash flows                                        (11,214)         (956)          (1,258)      (13,428)
-----------------------------------------------------------------------------------------------------------
Standardized measure of future net cash flows    $    14,373  $      1,811  $         1,808   $    17,992
-----------------------------------------------------------------------------------------------------------




The principal sources of change in the standardized measure of discounted future net cash flows are summarized in the following table:


-----------------------------------------------------------------------------------------------------
(millions of Canadian dollars)                               2008            2007              2006
-----------------------------------------------------------------------------------------------------
Sales of crude oil and natural gas produced, net of      $  (9,679)    $    (7,150)   $       (5,635)
  production costs
-----------------------------------------------------------------------------------------------------
Net changes in sales prices and production costs           (14,680)          7,412            (2,420)
-----------------------------------------------------------------------------------------------------
Extensions, discoveries and improved recovery                  820           1,429             4,769
-----------------------------------------------------------------------------------------------------
Changes in estimated future development costs                 (715)           (169)           (1,885)
-----------------------------------------------------------------------------------------------------
Purchases of proved reserves in place                          113              39             2,406
-----------------------------------------------------------------------------------------------------
Sales of proved reserves in place                               (1)           (103)               (2)
-----------------------------------------------------------------------------------------------------
Revisions of previous reserve estimates                        112           2,380                81
-----------------------------------------------------------------------------------------------------
Accretion of discount                                        3,468           2,760             3,112
-----------------------------------------------------------------------------------------------------
Changes in production timing and other                         767             508            (2,156)
-----------------------------------------------------------------------------------------------------
Net change in income taxes                                   8,462          (3,378)            1,270
-----------------------------------------------------------------------------------------------------
Net change                                                 (11,333)          3,728              (460)
-----------------------------------------------------------------------------------------------------
Balance - beginning of year                                 21,720          17,992            18,452
-----------------------------------------------------------------------------------------------------
Balance - end of year                                    $  10,387     $    21,720    $       17,992
-----------------------------------------------------------------------------------------------------
